SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
         [ ]  Preliminary Proxy Statement
         [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
         [x]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ] Soliciting Material Pursuant to (ss.) 240.14a-11(c) or (ss.) 240.14a-12

                            Global Income Fund, Inc.
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

Notes:

                            GLOBAL INCOME FUND, INC.
                      ------------------------------------

                    Notice of Annual Meeting of Stockholders

                      ------------------------------------



To the Stockholders:

     Notice is hereby given that the 2003 Annual Meeting of Stockholders of Global Income Fund, Inc. (the "Fund") will be held at the American Stock Exchange, 86 Trinity Place, 14th Floor, New York, New York on Thursday, September 4, 2003 at 10:00 a.m., local time, for the following purpose:

1. To elect to the Board of Directors the Nominee, Peter K. Werner, as Class I Director, to serve for a five year term and until his successor is duly elected and qualifies.

     Stockholders of record at the close of business on July 2, 2003 are entitled to receive notice of and to vote at the meeting.

                                              By Order of the Board of Directors



                                              Monica Pelaez
                                              Secretary

New York, New York
July 23, 2003


Please Vote Immediately by Signing and Returning the Enclosed Proxy Card. Delay may cause the Fund to incur additional expenses to solicit votes for the meeting.

                            GLOBAL INCOME FUND, INC.
                      ------------------------------------

                                 PROXY STATEMENT

                      ------------------------------------

                         Annual Meeting of Stockholders
                          to be held September 4, 2003

     This Proxy Statement, dated July 23, 2003, is furnished in connection with a solicitation of proxies by the Board of Directors of the Global Income Fund, Inc. (the "Fund") to be voted at the 2003 Annual Meeting of Stockholders of the Fund to be held at the American Stock Exchange, 86 Trinity Place, 14th Floor, New York, New York on Thursday, September 4, 2003 at 10:00 a.m., and at any postponement or adjournment thereof ("Meeting") for the purpose set forth in the accompanying Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on July 2, 2003 ("Record Date") are entitled to be present and to vote at the Meeting. Stockholders are entitled to one vote for each Fund share held, and fractional votes for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions on the Proxy Card. A stockholder may revoke a proxy by delivering to the Fund a signed proxy with a date later than the previously delivered proxy or by sending a written revocation to the Fund. To be effective, such revocation must be received prior to the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of the Record Date, the Fund had 5,525,073.706 shares of common stock issued and outstanding. Stockholders of the Fund vote as a single class.

     It is estimated that proxy materials will be mailed to stockholders as of the Record Date, on or about July 25, 2003. The Fund's principal executive offices are located at 11 Hanover Square, New York, New York 10005. Copies of the Fund's most recent Annual and Semi-Annual Reports are available without charge upon written request to the Fund at 11 Hanover Square, New York, New York 10005, or by calling toll-free 1-800-937-5449.

Proposal 1:       Election of Director

     The Fund's Board of Directors is divided into five classes with the term of office of one class expiring each year. At the Board of Directors meeting held on June 11, 2003, the Board approved the nomination of Peter K. Werner to serve as a director in Class I for a five year term and until his successor is duly elected and qualifies. The nominee will be elected by a plurality of the votes cast at the Meeting. The nominee currently serves as a Director of the Fund. Unless otherwise noted, the address of record for the Directors and officers is 11 Hanover Square, New York, New York 10005. The following table sets forth certain information concerning the nominee for Class I Director of the Fund.


                                                               Number of
                                                             Portfolios in
                                                              Investment                Other
Name, Principal Occupation, Business                        Company Complex         Directorships
Experience for Past Five Years,             Director          Overseen by              held by
Address, and Age                             Since              Director               Director
---------------------------------------- -------------- ------------------------ -------------------
Non-interested Nominee:
Class I:
PETER K. WERNER - Since 1996 he has           2002                2                       0
taught and directed many programs at
The Governor Dummer Academy.  Previously
he was Vice President of Money Market
Trading at Lehman Brothers.  He was born
on August 16, 1959.





     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE NOMINEE.

     The following table sets forth certain information concerning the other Directors currently serving on the Board of the Fund. Each Director who is deemed to be an "interested person" because he is an "affiliated person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is indicated by an asterisk.

                                                                      Number of Portfolios
Name, Principal Occupation, Business                                     in Investment
Experience for Past Five Years, Address,          Director              Company Complex             Other Directorships
and Age                                            Since             Overseen by Director             held by Director
-------------------------------------------  ------------------  -----------------------------  ----------------------------
Non-interested Directors:
Class II:
GEORGE B. LANGA- He is President and CEO           1997                       2                             0
of Langa Communications Corp., a niche
marketing company that he founded in 1986.
He is currently Chairman of the Board for
The Foundation of Hudson Valley Libraries.
He was born on August 31, 1962.

Class III:
DAVID R. STACK - He is a partner with the          2002                       2                             0
law firm of McLaughlin & Stern, LLP.   He
was born on January 24, 1957.

Interested Directors:
Class IV:
THOMAS B. WINMILL* -  He is President,             1997                       5                       Winmill & Co.
Chief Executive Officer, and General Counsel                                                       Incorporated, Bexil
of the Fund, as well as the other investment                                                       Corporation, Tuxis
companies (collectively, the "Investment                                                            Corporation, and
Company Complex") advised by CEF Advisers,                                                          Golden Cycle Gold
Inc. (the "Investment Manager") and its                                                                Corporation
affiliates, and of Winmill & Co. Incorporated
("WCI").  He also is President of the
Investment Manager. He is a member of the New
York State Bar and the SEC Rules Committee of
the Investment Company Institute. He was born
on June 25, 1959.

Class V:
BASSETT S. WINMILL* - He is Chairman of            1997                       1                       Winmill & Co.
the Board of the Fund, as well as certain                                                          Incorporated, Bexil
other investment companies in the Investment                                                     Corporation, and Tuxis
Company Complex advised by the Investment                                                              Corporation
Manager and its affiliates, and of WCI. He is
a member of the New York Society of Security
Analysts, the Association for Investment
Management and Research, and the International
Society of Financial Analysts.  He was born on
February 10, 1930.

* He is an "interested person" of the Fund as defined in the 1940 Act due to his affiliation with the Investment Manager. Bassett S. Winmill, Chairman of the Board of the Fund, is the father of Thomas B. Winmill, the President, Chief Executive Officer, and General Counsel of the Fund.

     The persons named in the accompanying form of proxy intend to vote each such proxy FOR the election of the nominee listed above, unless a stockholder specifically indicates on a proxy the desire to withhold authority to vote for the nominee. It is not contemplated that the nominee will be unable to serve as a Director for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominees. The nominee listed above has consented to being named in this Proxy Statement and has agreed to serve as a Director if elected.

     The Fund has an audit committee, the function of which is routinely to review financial statements and other audit- related matters as they arise throughout the year. The Fund has an executive committee comprised of Thomas B. Winmill, the function of which is to exercise the powers of the Board of Directors between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee. The Fund has a committee of Continuing Directors to take such actions as are required by the Charter and Bylaws of the Fund. Mr. Winmill is an "interested person" because he is an "affiliated person" as defined in the 1940 Act. The Fund has no standing nominating or compensation committee or any committee performing similar functions.

     Unless otherwise noted, the address of record for the officers is 11 Hanover Square, New York, New York 10005. The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below:


 Name and Age                          Principal Occupation During Past 5 years
 ------------                          -----------------------------------------
William G. Vohrer                      Chief Accounting Officer, Chief Financial
Born on August 17, 1950                Officer, Treasurer and Vice President
                                       since 2001. He also is Chief Accounting
                                       Officer, Chief Financial Officer,
                                       Treasurer and Vice President of the other investment companies in the Investment
                                       Company Complex, the Investment Manager
                                       and WCI and its affiliates. From 1999 to 2001, he consulted on accounting matters.
                                       Prior to 1999, he was Chief Financial
                                       Officer and Financial Operations
                                       Principal for Nafinsa Securities, Inc., a
                                       Mexican securities broker/dealer.

Marion E. Morris                       Senior Vice President since 2000.  She is
Born on June 17, 1945                  also a Senior Vice President of the other
                                       investment companies in the Investment
                                       Company Complex, the Investment Manager
                                       and WCI and its affiliates.  She is
                                       Director of Fixed Income and a member of the Investment Policy Committee of the Investment Manager. From 1997 to 2000, she acted as general manager of Michael
                                       Trapp, a landscape designer. Previously, she served as Vice President of Salomon
                                       Brothers, The First Boston Corporation,
                                       and Cantor Fitzgerald.

Monica Pelaez                          Vice President, Secretary and Chief
Born on November 5, 1971               Compliance Officer since 2000. She also
                                       is Vice President, Secretary and Chief
                                       Compliance Officer of the other
                                       investment companies in the Investment
                                       Company Complex, the Investment Manager, and WCI and its affiliates. Previously, she was Special Assistant Corporation
                                       Counsel to New York City Administration
                                       for Children's Services from 1998 to
                                       2000.  She earned her Juris Doctor from
                                       St. John's University School of Law in
                                       1997. She is a member of the New York
                                       State Bar.

     The following table sets forth information regarding the beneficial ownership of the Fund's outstanding shares as of the Record Date by (i) each director, nominee and executive officer and (ii) all directors and executive officers as a group.


Name of Director, Nominee or Officer         Number of Shares           Percent of Outstanding Shares
------------------------------------- ----------------------------- ------------------------------------
Non-interested Nominee:
Peter K. Werner                                 507.48                              **

Non-interested Directors:
George B. Langa                                 144.00                              **
David R. Stack                                   None                               **

Interested Directors:
Bassett S. Winmill                             3,247.39                             **
Thomas B. Winmill                               295.188                             **


Officers:
Marion E. Morris                                 None                               **
Monica Pelaez                                    None                               **
William G. Vohrer                                None                               **
                                                ------                              --

Total shares held by directors and officers    4,194.058                            **
as a group                                     =========                            ==

** Less than 1% of the outstanding shares

     To the knowledge of the Fund's management, as of the date of the proxy statement, no stockholder beneficially owned 5% or more of the outstanding shares of the Fund.

     The following table sets forth information describing the dollar range of equity securities beneficially owned by each Director and nominee of the Fund and, on an aggregate basis, the Investment Company Complex as of the Record
Date:


                                                                     Aggregate Dollar Range of Equity
                                                                  Securities in All Registered Investment
                                   Dollar Range of Equity            Companies Overseen by Director in
Name of Director or Nominee        Securities in the Fund               Investment Company Complex
------------------------------ ------------------------------- -------------------------------------------
Non-interested Nominee:
Peter K. Werner                        $1-$10,000                               $1-$10,000

Non-interested Directors:
George B. Langa                        $1-$10,000                               $1-$10,000
David R. Stack                            None                                  $1-$10,000

Interested Directors:
Bassett S. Winmill                    $10,001-$50,000                          over $100,000
Thomas B. Winmill                       $1-$10,000                            $50,001-$100,000

     Currently, the Fund pays its Directors who are not "interested persons" or affiliated with the Investment Manager, an annual retainer of $2,000, and a per meeting fee of $2,500, and reimburses them for their meeting expenses. The Fund also pays such Directors $250 per special telephonic meeting attended and per committee meeting attended. The Fund does not pay any other remuneration to its executive officers and Directors, and the Fund has no bonus, pension, profit-sharing or retirement plan. The Fund had four Board meetings, one audit committee meeting, and no executive committee meetings during the Fund's most recently completed full fiscal year ended December 31, 2002. Each Director attended all Board and committee meetings held during such periods during the time such Director was in office.

     The aggregate amount of compensation paid to each Director and nominee by the Fund and by the other investment companies in the Investment Company Complex for which such Director or nominee was a board member (the number of which is set forth in parenthesis next to the Director or nominee's name) for the year ended December 31, 2002, is as follows:

Name of Director or Nominee
(Current Total Number of                 Aggregate Compensation     Total Compensation from the Fund and
Investment Companies)*                      from the Fund               Investment Company Complex
----------------------------------- ------------------------------ ----------------------------------------
Non-interested Nominee:
Peter K. Werner (2)                            $7,625                             $15,500

Non-interested Directors:
George B. Langa (2)                            $7,625                             $15,500
David R. Stack (2)                             $1,875                             $15,500

Interested Directors:
Bassett S. Winmill (1)                           $0                                 $0
Thomas B. Winmill (5)                            $0                                 $0

* During the fiscal year 2002 there were five investment companies managed by the Investment Manager and its affiliated investment adviser. On October 2, 2002, Messrs. Robert D. Anderson, Frederick A. Parker, Jr., and Douglas Wu resigned from the Fund's Board of Directors. Frederick A. Parker, Jr. and Douglas Wu each received Director's fees of $5,750 for their services.

     The Investment Manager, located at 11 Hanover Square, New York, New York 10005, is a wholly-owned subsidiary of WCI, a publicly-owned company whose securities are listed on The Nasdaq Stock Market. During the fiscal year ended

December 31, 2002, the Fund paid the Investment Manager investment management fees of $197,320. Bassett S. Winmill, a Director of the Fund, may be deemed a controlling person of WCI on the basis of his ownership of 100% of WCI's voting stock and, therefore, a controlling person of the Investment Manager.

Audit Committee Report

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Fund's financial reporting practices. The Audit Committee's primary duties and responsibilities are to: (i) monitor the integrity of the Fund's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance; (ii) monitor the independence and performance of the Fund's independent public accountants and monitor the overall performance of the Fund accounting agent; and (iii) provide an avenue of communication among the independent public accountants, management, the Fund accounting agent, and the Board of Directors. The Audit Committee met one time in fiscal 2002.

     In discharging its oversight responsibility as to the audit process, the Audit Committee discussed with the independent auditors their independence from the Fund and its management. In addition, the independent auditors provided the Audit Committee with written disclosure regarding their independence and the letter required by Independence Standards Board Standard No. 1.

     The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees," and discussed and reviewed the results of the independent auditors' examination of the Fund's financial statements. The Audit Committee reviewed the audited financial statements of the Fund for the fiscal year ended December 31, 2002 with management and the independent auditors. Management has the responsibility for the preparation of the Fund's financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based upon review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in its Annual Report for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts. The Audit Committee Members are: George B. Langa, David R. Stack and Peter K. Werner. The Audit Committee members are independent, as defined in section 121(A) of the listing standards of the American Stock Exchange.

     Tait, Weller & Baker ("Tait, Weller") has been selected as independent accountants for the Fund for the fiscal period commencing January 1, 2003. Tait, Weller also acts as independent accountants of the Investment Manager, its affiliates, and the other investment companies in the Investment Company Complex. Apart from its fees received as independent auditors, neither Tait, Weller nor any of its partners has a direct, or material indirect, financial interest in the Fund or its affiliates. Representatives of Tait, Weller are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

     Audit services provided by Tait, Weller during the most recent fiscal year included the audit of the financial statements of the Fund. During the fiscal year ended December 31, 2002, the fees for services rendered to the Fund by Tait, Weller were:

                               Financial Information Systems Design
         Audit Fees                     and Implementation Fees*              All Other Fees*
----------------------------- ------------------------------------- ---------------------------------
          $18,750                               $0                               $183,965
----------------------------- ------------------------------------- ---------------------------------

* This amount includes fees for non-audit services rendered by Tait, Weller to the Fund and for audit and non-audit services to the Investment Manager, its affiliates, and the other investment companies in the Investment Company Complex. The Audit Committee has considered the provision of these services and has determined such services to be compatible with maintaining Tait, Weller's independence.

                             ADDITIONAL INFORMATION

     The Fund's Board of Directors ("Board") has continuously availed itself of methods specifically provided by, or consistent with, Maryland law and the 1940 Act to protect the Fund and its stockholders. Accordingly, the Fund currently has provisions in its Charter and Bylaws (collectively, the "Governing Documents") which could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's directors or stockholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti- takeover" provisions. The Fund is also subject to certain Maryland law provisions, including those which have been enacted since the inception of the Fund, that make it more difficult for non-incumbents to gain control of the Board. Earlier this year, the Fund's Board amended and restated the Bylaws of the Fund. In doing so, the Board consulted with counsel to the Fund and Maryland counsel to the Fund and elected to become subject to various provisions of the Maryland General Corporation Law (the "MGCL"). The Board also adopted a Conflict of Interest and Corporate Opportunities Policy applicable to its disinterested directors.

     The following is a summary of the amendments to the Bylaws which are set forth in the Amended and Restated Bylaws as of July 8, 2003, and the election to be subject to various provisions of the MGCL, effective on July 15, 2003, pursuant to Articles Supplementary (the "Articles Supplementary") accepted for record by the State Department of Assessments and Taxation of Maryland. This summary is qualified in its entirety by reference to the complete Amended and Restated Bylaws. Among other things, the Bylaw amendments:

1. Establish procedures for stockholder-requested special meetings, including procedures for setting the record date for the stockholders making the request, the record date for the meeting and the time, place and date of the meeting. Consistent with the MGCL, stockholders requesting a meeting would be required to disclose the purpose of the meeting and the matters to be proposed to be acted on at the meeting.

2. Provide that the Board may appoint the chair of the meeting of stockholders and provide for chairmanship in the absence of such an appointment. The amendments provide that the chair of the meeting establishes the rules for conduct of the meeting, and vests the chair with power to adjourn the meeting.

3. Enhance already existing Bylaw provisions that require a stockholder to give written advance notice and other information to the Fund of the stockholder's nominees for directors and other proposals for business at stockholders meetings.

4. Disclose that the Board has elected on behalf of the Fund to be subject to the Maryland Control Share Acquisition Act, which provides that control shares acquired in a control share acquisition may not be voted except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquirer, and officers and directors that are employees of the Fund. Generally, control shares are voting shares of stock which would entitle the acquirer of the shares to exercise voting power within one of the following ranges of voting power: (1) one-tenth or more but less than one-third, (2) one-third or more but less than a majority, or (3) a majority or more of all voting power. This limitation does not apply to matters for which the 1940 Act requires the vote of a majority of the Fund's outstanding voting securities (as defined in that Act) or to holders whose acquisition of control shares was approved prior to acquisition by a majority of the Continuing Directors (as defined in the Charter). The Continuing Directors have approved the acquisition of control shares, not to exceed 25% of the outstanding shares of the Fund, by CEF Advisers, Inc. and its affiliates.

5. Establish qualifications for Fund directors. These qualifications are designed to assure that individuals have the type of background and experience necessary to provide competent service as directors of the Fund. They also require incumbent directors and nominees to comply with the Fund's newly adopted Conflict of Interest and Corporate Opportunities Policy. One of the qualification options includes service as a current director of the Fund.

6. Provide that, subject to the requirements of the1940 Act, any director vacancy shall be filled for the remainder of the term by the affirmative vote of a majority of the members of a committee consisting of Continuing Directors in accordance with the Charter.

7. Require that certain proposed advisory, sub-advisory, or management contracts with an affiliate of current and certain former independent Fund directors be approved by 75% of the Fund's independent directors who are not so affiliated. If such a contract or similar contracts are approved, the Bylaws would provide automatic liquidity to dissatisfied stockholders by requiring the Fund to commence a tender offer to the fullest extent permitted by applicable law, for at least 50 percent of its outstanding shares at a price of at least 98% of the Fund's per share net asset value.

8. Provide that a director who is an affiliated person (as such term is defined by Section 2(a)(3) of the 1940 Act) of a holder of more than 5% of the outstanding shares of the Fund shall not be entitled to fees or expenses arising out of his or her service as a director of the Fund.

Any stockholder who would like a copy of the Fund's Amended and Restated Bylaws may obtain a copy from the Fund and, after September 10, 2003, from the Securities and Exchange Commission ("SEC") by calling the SEC at (202) 942-8090 or e-mailing the SEC at publicinfo@sec.gov.

     At the Meeting, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting is sufficient to constitute a quorum. In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the chair of the meeting may adjourn the meeting to a later date and time not more than 120 days after the original record date without any other notice other than announcement at the Meeting. A stockholder vote may be taken for one or more proposals prior to any adjournment if sufficient votes have been received for approval. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

     In addition to the use of the mails, proxies may be solicited personally, by telephone, or by other means, and the Fund may pay persons holding its shares in their names or those of their nominees for their expenses in sending soliciting materials to their beneficial owners. The Fund will bear the cost of soliciting proxies. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the stockholder has received the Fund's Proxy Statement and proxy card in the mail. Within 72 hours of receiving a stockholder's telephonic voting instructions and prior to the Meeting, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Stockholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact the Fund's transfer agent at 1-800-937-5449. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

Discretionary Authority;  Submission Deadlines for Stockholder Proposals

     Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Stockholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Company did not have notice of a reasonable time prior to mailing this Proxy Statement to stockholders. The Fund's Bylaws provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice generally must be delivered to the Secretary of the Fund, at the principal executive offices, not less than 90 days nor more than 120 days prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting. Accordingly, pursuant to such Bylaws and Rule 14a-5(e)(2) of the 1934 Act, a stockholder nomination or proposal intended to be considered at the 2004 Annual Meeting must be received by the Secretary no earlier than March 27, 2004 nor later than April 26, 2004. Proposals should be mailed to Global Income Fund, Inc., to the attention of the Fund's Secretary, Monica Pelaez, 11 Hanover Square, New York, New York 10005. In addition, if you wish to have your proposal considered for the inclusion in the Fund's 2004 Proxy Statement, we must receive it on or before March 27, 2004 pursuant to Rule 14a-8(e)(2). The submission by a stockholder of a proposal for inclusion in the proxy statement or presentation at the Meeting does not guarantee that it will be included or presented. Stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with the Fund's Bylaws.

Compliance with Section 16(a) Beneficial Ownership Reporting

     Section 16(a) of the Securities Exchange Act of 1934, and rules thereunder, requires the Fund's directors and officers, and any persons holding 10% or more of its common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Based on the Fund's review of the copies of such forms it receives, the Fund believes that during the calendar year ended 2002, such persons complied with all such applicable filing requirements.

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees

     Please advise the Fund's transfer agent American Stock Transfer and Trust Company at 1-800-937-5449 whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.


It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend the meeting in person are urged to complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

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                                    APPENDIX


                             AUDIT COMMITTEE CHARTER


1. The Audit Committee shall have a minimum of three member and shall consist of all Board members who are "independent directors" in accordance with the American Stock Exchange rules.

2.   The purposes of the Audit Committee are:

     a. to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

     b. to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     c. to act as a liaison between the Fund's independent auditors and the full Board of Directors.

     The function of the Audit Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not necessarily, and do not necessarily represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board). In addition, the review of the Fund's financial statements by the Audit Committee is not of the same quality as audits performed by the independent accountants, nor does the Audit Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent accountants for auditing, the financial statements.

3. To carry out its purposes, the Audit Committee shall hav the following duties and powers:

     a. to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Fund's investment manager (it being understood that the auditors are ultimately accountable to the Audit Committee and the Fund's Board and that the Audit Committee and the Fund's Board shall have the ultimate authority and responsibility to select, evaluate, retain and terminate auditors, subject to any required stockholder vote);

     b. to ensure receipt of a formal written statement from the auditors on a periodic basis specifically delineating all relationships between the auditors and the Fund; to discuss with the auditors any disclosed relationships or services that may impact the auditors' objectivity and independence; and to take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors;

     c. to meet with the Fund's auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Fund;

     d. to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

     e. to review the audit and non-audit services provided to the Fund by the auditors and the fees charged for such services;

     f. to consider for pre-approval any non-audit services proposed to be provided by the auditors to the Fund, and any non-audit services proposed to be provided by such auditors to the Fund's investment manager, if any, which have a direct impact on Fund operations or financial reporting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non- audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit;

     g. to review the status of the Audit Committee members to determine if any of them may be considered a "financial expert" as defined in
          Section 407 of the Sarbanes-Oxley Act of 2002 and make recommendations regarding the "financial expert" determination to the full Board;

     h. to receive copies of any complaints received by the Fund regarding accounting, internal accounting controls or auditing matters and review such complaints, and take appropriate actions, if any. The Committee shall ensure that any such complaints received from employees of the Fund or the Fund's investment manager are treated on a confidential basis and that such submissions need not identify the submitting employee by name;

     i. to investigate improprieties or suspected improprieties in Fund operations; and

     j. to report its activities to the full Board on a periodic basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

4. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Audit Committee shall regularly meet with the Fund's management, including financial personnel.

6. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, and shall have the discretion to institute investigations of improprieties or suspected improprieties and is vested with authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Audit Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board shall also review and approve this Charter at least annually.

8.   The Fund must certify to the American Stock Exchange ("AMEX") that:

     a. It has adopted this formal written Charter and the Audit Committee annually reviewed and reassessed the adequacy of this Charter;

     b. It has and will continue to have an Audit Committee of at least three members, comprised solely of independent directors to the extent required by AMEX rules, each of whom is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee; and

     c. It has at least one member of the Audit Committee that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

                                   PROXY CARD
                            GLOBAL INCOME FUND, INC.

This proxy is solicited by and on behalf of the Fund's Board of Directors for the Annual Meeting of Stockholders on September 4, 2003, and at any postponement or adjournment thereof.

The undersigned stockholder of Global Income Fund, Inc. (the "Fund") hereby appoints Thomas B. Winmill and Monica Pelaez and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the 2003 Annual Meeting of Stockholders to be held at the American Stock Exchange, 86 Trinity Place, 14th Floor, New York, New York on Thursday, September 4, 2003 at 10:00 a.m., and at any postponement or adjournment thereof ("Meeting") to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" the nominee as a director and in any event in the discretion of the Proxy holder on any other matter that may properly come before the Meeting.

                (Continued and to be signed on the reverse side)

           ANNUAL MEETING OF STOCKHOLDERS OF GLOBAL INCOME FUND, INC.
                                September 4, 2003

      Please detach along perforated line and mail in the envelope provided Please date, sign and mail your proxy card in the envelope provided as soon as possible.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]


1. To elect to the Board of Directors Peter K. Werner as Class I Director, to serve for a five year term and until his successor is duly elected and qualifies.
                                                              NOMINEES:
[   ]    FOR                                                     Peter K. Werner
[   ]    WITHHOLD AUTHORITY



       Your vote is important! Please sign and date theproxy/voting instructions card below and return it promptly in the enclosed postage-paid envelope or otherwise to Global Income Fund, Inc. c/o American Stock Transfer and Trust
          Company, 59 Maiden Lane, New York, NY 10038 so that your shares can be represented at the Meeting. If no instructions are given on a proposal, the proxies will vote FOR the proposal, in accordance with the Fund Board's recommendations.



To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.


Signature of Stockholder ___________Date:_____

Signature of Stockholder ___________Date:_____

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.